DEFINITIVE PROXY STATEMENT

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Check the appropriate box:
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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

FAT BRANDS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.
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October 23, 2019

Dear Stockholder:

You are cordially invited to the 2019 annual meeting of stockholders of FAT Brands Inc. to be held on Thursday, November 14, 2019 at 1:00 pm Pacific Standard Time at The Ravel Board Room located in the meeting room space on the casino level of the Encore at Wynn Las Vegas, 3121 Las Vegas Blvd., Las Vegas, Nevada, 89109.

At the annual meeting, you will be asked to elect two directors to our board of directors and ratify the appointment of Squar Milner LLP, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending December 29, 2019.

Your vote is important. We encourage you to vote promptly whether or not you plan to attend the meeting. Please sign, date and mail the proxy card that you received in the mail in the envelope provided. Instructions regarding voting are contained on the proxy card. Alternatively, you may vote by e-mail, fax or via the internet.

If you plan to attend the meeting, please bring your notice, proxy card or proof of your ownership of FAT Brand common stock as of October 10, 2019 as well as a valid picture identification. Whether or not you attend the meeting, we encourage you to consider the matters presented in the proxy statement and vote as soon as possible.

Sincerely,

Andrew A. Wiederhorn
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on November 14, 2019—this notice, the proxy statement and the Annual Report on Form 10-K are available at http://ir.fatbrands.com/financial-information/annual-reports.

9720 Wilshire Blvd., Suite 500

Beverly Hills, CA 90212

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9720 Wilshire Blvd., Suite 500

Beverly Hills, CA 90212

October 23, 2019

NOTICE OF ANNUAL MEETING

The 2019 annual meeting of stockholders of FAT Brands Inc., a Delaware corporation, will be held on Thursday, November 14, 2019 at 1:00 pm Pacific Standard Time., at The Ravel Board Room located in the meeting room space on the casino level of the Encore at Wynn Las Vegas, 3121 Las Vegas Blvd., Las Vegas, Nevada, 89109 for the following purposes:

1. to elect two Class II directors to our board of directors to serve until the 2022 annual meeting of stockholders or until their successors are elected and qualified;

2. to ratify the decision of our Audit Committee to appoint Squar Milner LLP, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending December 29, 2019; and

3. to transact such other business as may properly come before the annual meeting and any adjournment or postponements.

The board of directors has fixed the close of business on October 10, 2019 as the record date for determining stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponements. It is important that your shares be represented at the annual meeting regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting, please provide your proxy by following the instructions on your Notice or proxy card. On or about October 23, 2019, we mailed a proxy card, proxy statement and our Annual Report to our shareholders.

Please submit your proxy by marking, dating and signing the proxy card included and returning it promptly in the envelope enclosed, or by using the other voting methods available by e-mail, fax or via the internet. If you are able to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the proxy is exercised.

By order of the board of directors,

Rebecca D. Hershinger
Chief Financial Officer

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FAT BRANDS INC.
9720 Wilshire Blvd., Suite 500

Beverly Hills, CA 90212

ANNUAL MEETING OF STOCKHOLDERS
November 14, 2019

PROXY STATEMENT

ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

The accompanying proxy is solicited by the board of directors of FAT Brands Inc., a Delaware corporation, for use at our 2019 annual meeting of stockholders to be held on Thursday, November 14, 2019 at 1:00 pm Pacific Standard Time at The Ravel Board Room located in the meeting room space on the casino level of the Encore at Wynn Las Vegas, 3121 Las Vegas Blvd., Las Vegas, Nevada, 89109, and at any adjournment or postponements thereof. If no contrary instruction is received, the signed proxy card returned by stockholders will be voted in accordance with the board of directors’ recommendations. As of the date of this proxy statement, we are not aware of any matters to be voted on at the annual meeting other than as stated in this proxy statement and the accompanying notice of annual meeting of stockholders. If any other matters are properly brought before the annual meeting, the proxy card gives discretionary authority to the persons named in it to vote the shares in their best judgment.

This proxy statement and accompanying proxy card were first sent to our stockholders on or about October 23, 2019.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us (Attention: Secretary) no later than 5:00 p.m. local time November 13, 2019, a written notice of revocation, delivery of a duly executed proxy card bearing a later date, or by attending the annual meeting and voting in person.

Only stockholders of record at the close of business on October 10, 2019 are entitled to vote at the annual meeting. Each outstanding share of our common stock, par value $0.0001 per share, is entitled to one vote. On the record date, there were 11,843,907 shares of common stock outstanding.

We will pay the cost of soliciting proxies for the annual meeting. Proxies may be solicited by our regular employees in person, or by mail, courier, telephone or facsimile. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons. We may reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

At the annual meeting, stockholders will vote on the election of two Class II directors (Proposal 1) and the ratification of the selection of our independent registered public accounting firm (Proposal 2).

Stockholders representing a majority of the shares of common stock outstanding and entitled to vote must be present or represented by proxy in order to constitute a quorum to conduct business at the annual meeting. The affirmative vote of the holders of shares of common stock representing a majority of the votes cast at the annual meeting, present in person or by proxy, is required to ratify the appointment of our independent registered public accounting firm. With regard to the election of directors, if a quorum is present, then the two nominees receiving the greatest number of the votes cast at the annual meeting will be elected to the board of directors. Stockholders are not entitled to cumulate votes in electing directors.

An abstention occurs when a stockholder affirmatively instructs the vote to be withheld (by checking the “abstain,” “withhold for all,” or “exceptions” box on the proxy card) or when a stockholder who has not given a proxy is present at a meeting and does not cast a ballot. Shares subject to abstentions and broker nonvotes are considered to be present at the annual meeting, and, therefore, are counted toward establishing the existence of a quorum. Abstentions are not treated as votes cast; however, abstentions will have no effect on the election of directors, which outcome is determined by a plurality of the votes cast, or on the proposal to ratify the appointment of the independent registered public accounting firm, which outcome is determined by a majority of the votes cast.

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Any bank, broker or other fiduciary holding shares of common stock for the account of a customer who is the beneficial owner of those shares that does not receive specific instructions from the customer on how to vote has the power to vote those shares at its discretion in the election of directors, for the ratification of the appointment of the independent registered public accounting firm and for other routine matters for which it has not received voting instructions. Fiduciaries do not have discretionary voting authority, however, with respect to nonroutine matters. A “broker nonvote” occurs when a fiduciary may not vote, or give a proxy to vote, a customer’s shares because the customer did not provide voting instructions with respect to a nonroutine matter. Because fiduciaries will have discretionary voting authority with respect to the election of directors and the ratification of the appointment of the independent registered public accounting firm, there will be no broker nonvotes with respect to those matters.

Our largest shareholder, Fog Cutter Capital Group Inc. (“FCCG”), entered into a Voting Agreement with us, terminable by FCCG after five years from the date of consummation of our initial public offering (“the Offering”). Under the Voting Agreement, FCCG agreed, subject to certain conditions discussed below, to vote all of its stock in our company at annual and special meetings of our stockholders, and any actions taken by written consent of our stockholders, in the same proportion as the votes or consents cast by our other stockholders on all matters, except matters involving the sale, merger or change of control of the Company.

The obligations of FCCG under the Voting Agreement are conditioned upon receipt from the Internal Revenue Service (“IRS”) of a favorable private letter ruling confirming that, for United States federal income tax purposes, the voting arrangement provided in the Voting Agreement will not prevent FCCG from filing consolidated federal income tax returns with us and our subsidiaries. The voting arrangement under the Voting Agreement will only become effective following FCCG’s receipt of a favorable private letter ruling from the IRS, but there can be no assurance that the IRS will issue such a private letter ruling regarding this voting arrangement.

Until such time that a favorable private letter ruling is received from the IRS, FCCG will form a special committee consisting of one or more directors of FCCG (the “Special Committee”). The members of the Special Committee will be delegated the authority by the Board of Directors of FCCG to vote in their discretion the voting stock in our company held by FCCG at all annual and special meetings of our stockholders and any actions taken by written consent of our stockholders, except with respect to matters involving the sale, merger or change of control of our company (which will be considered by the entire Board of FCCG).

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the annual meeting, the stockholders will be asked to elect two Class II directors to the board of directors, each to serve until the 2022 annual meeting of stockholders or until their successors are elected and qualified. If a nominee is unable or unwilling to serve, the shares to be voted for such nominee that are represented by proxies will be voted for any substitute nominee designated by the board of directors. If a quorum is present at the annual meeting, the two nominees receiving the highest number of votes cast, in person or by proxy, will be elected to serve as directors. Abstentions and broker nonvotes will have no effect on the election of directors. If not otherwise specified, proxies will be voted “FOR” the nominees for director listed below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE TWO CLASS II NOMINEES NAMED BELOW.

Class II Director Nominees for Terms Ending at the 2022 Annual Meeting of Stockholders

Marc L. Holtzman, age 59, became a member of the board of directors of FAT Brands Inc. on October 20, 2017. Mr. Holtzman currently serves as a Chairman of The Bank of Kigali, Rwanda’s largest financial institution, and a director of TeleTech (NASDAQ: TTEC), the world’s leading provider of analytics-driven technology-enabled services. Following a successful transformation and sale in July 2017 of Kazkommertsbank (LSE: KKB:LI), Kazakhstan’s largest bank, Mr. Holtzman recently stepped down as Chief Executive Officer, having joined as Chairman in March 2015. He previously served as Chairman of Meridian Capital HK, a Hong Kong private equity firm. From 2012 through 2015, he served on the Board of Directors of FTI Consulting, Inc., (NYSE:FCN) a global financial and strategic consulting firm, and Sistema, Russia’s largest listed private company (London Stock Exchange). Between 2008 and 2012, Mr. Holtzman served as the executive vice chairman of Barclays Capital. From 2006 to 2008, he served as vice chairman of the investment banking division of ABN AMRO Bank. Between 1989 and 1998, Mr. Holtzman lived and worked in Eastern Europe and Russia, as co-founder and president of MeesPierson EurAmerica (a firm acquired by ABN AMRO) and as senior adviser to Salomon Brothers. Mr. Holtzman serves as a director of Sistema JSFC, (LONDON:SSA;GDR), a Russian listed investment company. Between 2003 and 2005, Mr. Holtzman was President of the University of Denver; and between 1999 and 2003 he served in the Cabinet of Governor Bill Owens as Colorado’s First Secretary of Technology. Mr. Holtzman holds a B.A. degree in Economics from Lehigh University. Mr. Holtzman was selected to our Board of Directors because he brings financial experience and possesses particular knowledge and experience in strategic planning and leadership of complex organizations.

Squire Junger, age 69, became a member of the board of directors of FAT Brands Inc. on October 20, 2017. Mr. Junger is a co-founder and a managing member of Insight Consulting LLC, a management consulting firm based in the Los Angeles area, providing advice in mergers and acquisitions, corporate divestitures, business integration diagnostics, real estate investment, acquisition, development and construction and litigation support services. Prior to co-founding Insight in 2003 he was a partner at Arthur Andersen LLP, which he joined in 1972. Mr. Junger co-developed and managed the west coast Transaction Advisory Services practice at Andersen, providing comprehensive merger and acquisition consulting services to both financial and strategic buyers and sellers. Mr. Junger is a certified public accountant in California, and received Bachelor of Science and M.B.A. degrees from Cornell University. Mr. Junger was selected to our Board of Directors because he brings substantial expertise in financial and strategic planning, mergers and acquisitions, and leadership of complex organizations.

Continuing Class III Directors with Terms Ending at the 2020 Annual Meeting of Stockholders

Edward H. Rensi, age 75, has served on the board of directors of FAT Brands Inc. since its formation and became Chairman of the Board on October 20, 2017. Mr. Rensi is the retired president and chief executive officer of McDonald’s USA. Prior to his retirement in 1997, Mr. Rensi devoted his entire professional career to McDonald’s, joining the company in 1966 as a “grill man” and part-time manager trainee in Columbus, Ohio. He was promoted to restaurant manager within a year, and went on to hold nearly every position in the restaurant and field offices, including franchise service positions in Columbus, Ohio and Washington, D.C. In 1972, he was named Philadelphia district manager, and later became regional manager and regional vice president. In 1978, he transferred from the field to the company’s home office in Oak Brook, Illinois, as vice president of Operations and Training, where he was responsible for personnel and product development. In 1980, he became executive vice president and chief operations officer, and was appointed senior executive vice president in 1982. Mr. Rensi was promoted to president and chief operating office of McDonald’s USA in 1984. In 1991, he was named chief executive officer. As president and chief executive officer, his responsibilities included overseeing all domestic company-owned and franchisee operations, in addition to providing direction relative to sales, profits, operations and service standards, customer satisfaction, product development, personnel, and training. Mr. Rensi was directly responsible for management of McDonald’s USA, which consisted of eight geographic zones and 40 regional offices. During his 13-year term as president, McDonald’s experienced phenomenal growth. U.S. sales doubled to more than $16 billion, the number of the U.S. restaurants grew from nearly 6,600 to more than 12,000, and the number of U.S. franchisees grew from 1,600 to more than 2,700. Since his retirement, Mr. Rensi has held consulting positions. From January 2014 to July 2015, Mr. Rensi served as director and interim CEO of Famous Dave’s of America, Inc. Mr. Rensi received his B.S. in Business Education from Ohio State University in Columbus, Ohio. Mr. Rensi was selected to our Board of Directors because of his long career in hospitality, and because he possesses particular knowledge and experience in strategic planning and leadership of complex organizations and hospitality businesses.

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James Neuhauser, age 60, has served on the board of directors of FAT Brands Inc. since its formation. Mr. Neuhauser is a Senior Managing Director in the Private Capital Markets Group of Stifel Nicolas & Company. Mr. Neuhauser is also the Managing Member of Turtlerock Capital, LLC, a company that finances and invests in real estate development projects. He previously worked for FBR & Co. for more than 24 years, including positions as Chief Investment Officer, Head of Investment Banking and Head of the Real Estate and Financial Services groups in Investment Banking through October 2016. He also served as Head of FBR’s Commitment Committee and was a member of the firm’s Executive Committee. Prior to joining FBR, Mr. Neuhauser was a Senior Vice President of Trident Financial Corporation for seven years, where he specialized in managing stock offerings for mutual to stock conversions of thrift institutions. Before joining Trident, he worked in commercial banking with the Bank of New England. Mr. Neuhauser is a CFA charter holder and a member of the Society of Financial Analysts. He received a Bachelor of Arts from Brown University and an M.B.A. from the University of Michigan. Mr. Neuhauser was selected to our Board of Directors because he brings substantial expertise in financial and strategic planning, investment banking complex financial transactions, mergers and acquisitions, and leadership of complex organizations.

Andrew A. Wiederhorn, age 53, has served as a director and President and Chief Executive Officer of FAT Brands Inc. since its formation. Mr. Wiederhorn has served as the Chairman of the board of directors and Chief Executive Officer of Fatburger North America, Inc. since 2006 and Buffalo’s Franchise Concepts, Inc. since 2011. He also served as the Chairman of the board of directors and Chief Executive Officer of Fog Cutter Capital Group Inc. since its formation in 1997. Mr. Wiederhorn previously founded and served as the Chairman of the board of directors and Chief Executive Officer of Wilshire Financial Services Group Inc. and Wilshire Credit Corporation. Mr. Wiederhorn received his B.S. degree in Business Administration from the University of Southern California in 1987, with an emphasis in Finance and Entrepreneurship. He previously served on the board of directors of Fabricated Metals, Inc., The Boy Scouts of America Cascade Pacific Council, The Boys and Girls Aid Society of Oregon, University of Southern California Associates, Citizens Crime Commission of Oregon, and Economic Development Council for the City of Beverly Hills Chamber of Commerce. Mr. Wiederhorn was featured as the Fatburger CEO on the CBS television program “Undercover Boss” in 2013. Mr. Wiederhorn was selected to our Board of Directors because of his role in our founding and long career in hospitality, and because he possesses particular knowledge and experience in strategic planning and leadership of complex organizations and hospitality businesses.

Continuing Class I Directors with Terms Ending at the 2021 Annual Meeting of Stockholders

Silvia Kessel, age 74, became a member of the board of directors of FAT Brands Inc. on October 20, 2017. Ms. Kessel is Senior Vice President, Chief Financial Officer and Treasurer of Metromedia Company. Metromedia Company is a management and investment company founded by the late John W. Kluge, which manages and invests in a variety of industries, including medical research, restaurants and outdoor visual displays. Ms. Kessel has served in various executive positions at Metromedia Company and affiliated companies since 1984. Ms. Kessel has previously served as a director of LDDS Communications Inc. (and its successor) (1993-1996), Orion Pictures (1993-1997), AboveNet/Metromedia Fiber Network (1997-2001), Big City Radio (1997-2002), and Liquid Audio (1998-2002), and served on the Board of Governors and Competition Committee of Major League Soccer (1996-2001). Ms. Kessel attended the University of Miami and received an MBA in Finance from Columbia University. From 1981 to 1988, Ms. Kessel taught Finance at Pace University. Ms. Kessel was selected to our Board of Directors because she brings substantial expertise in finance, financial and strategic planning, complex transactions and leadership of complex organizations.

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Jeff Lotman, age 58, became a member of the board of directors of FAT Brands Inc. on October 20, 2017. Mr. Lotman is the Chief Executive Officer of Global Icons, LLC, a company which he founded in 1998. Global Icons is a premier brand licensing agency specializing in the development and extension of corporate brands and trademarks. Prior to launching Global Icons, Mr. Lotman was Chief Operating Officer for Keystone Foods, a multi-billion dollar manufacturing company that developed and supplied food products for companies such as McDonald’s and Kraft. Mr. Lotman guided the international expansion of Keystone Foods and established manufacturing and distribution operations in over a dozen countries. Mr. Lotman has been a featured guest speaker at many leading industry events, including Entertainment Marketing Conference, Young Presidents’ Organization, SPLICE, Licensing Show, Restaurant Industry Conference, LA Roadshow, UCLA and others. He has also been profiled numerous times, including in The New York Times, The Los Angeles Times, The Wall St. Journal, CNBC, and FOX. He is a distinguished member of the Licensing Industry Merchandisers’ Association (LIMA) and the Licensing Executives Society (LES). Mr. Lotman received a B.A. degree in Business and Marketing from Curry College. Mr. Lotman was selected to our board of directors because he brings substantial expertise in retail marketing, branding and licensing opportunities for consumer brands,

Meetings of the Board of Directors

During the year ended December 30, 2018, the board of directors held four regular meetings. Each director attended at least 75% of the aggregate number of meetings of the board of directors and meetings of the committees of the board of directors on which he or she serves.

Each member of the board of directors is expected to attend annual meetings of our stockholders, either in person or telephonically.

The following table sets forth the three standing committees of our Board and the members of each committee and the number of meetings held by our Board of Directors and the committees during 2018:

Director	Board	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Edward H. Rensi	Chair	-	X	Chair
James Neuhauser	X	Chair	X	-
Marc L. Holtzman	X	-	Chair	X
Squire Junger	X	X	-	-
Silvia Kessel	X	X	-	-
Jeff Lotman	X	-	-	X
Andrew A. Wiederhorn	X	-	-	-

Meetings in 2018:	4	7	1	1

To assist it in carrying out its duties, the Board of Directors has delegated certain authority to an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, the functions of which are described below.

Committees of the Board of Directors

Our board has three standing committees— Nominating and Corporate Governance, Audit and Compensation. Each committee operates under a charter that has been approved by our board of directors. Current copies of each committee’s charter are posted on our website, https://ir.fatbrands.com/corporate-governance. The following are the current members and functions of the standing committees of the board of directors.

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Nominating and Corporate Governance Committee

The nominating and corporate governance committee’s responsibilities include:

●	identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors; and
●	developing and recommending to our Board of Directors a set of corporate governance guidelines and principles.

Our nominating and corporate governance committee is comprised of Mr. Holtzman, Mr. Lotman and Mr. Rensi, with Mr. Rensi serving as the chair.

Nominations for Directors

The Nominating Committee receives recommendations for director nominees from a variety of sources, including from stockholders, management and board members. Stockholders may recommend any person to be a director by writing to our Secretary. Each submission must be received by August 16, 2020 in order to be considered a nominee in 2020 and must include (a) a brief description of the candidate, (b) the candidate’s name, age, business address and residence address, (c) the candidate’s principal occupation and the number of shares of our capital stock beneficially owned by the candidate, and (d) any other information that would be required under the rules of the SEC in a proxy statement listing the candidate as a nominee for director. This same deadline applies to notices of shareholder proposals submitted outside of Rule 14a-8. Recommended candidates may be required to provide additional information. Submissions should be sent to the following address: Chairman of the Nominating Committee, c/o Secretary, FAT Brands Inc., 9720 Wilshire Blvd., Suite 500, Beverly Hills, CA 90212.

The Nominating Committee reviews all recommended candidates at the same time and subjects all candidates to the same review criteria. Members of our board of directors should be qualified, dedicated and ethical individuals who have experience relevant to our operations and understand the complexities of our business environment. The Nominating Committee further develops recommendations regarding the appropriate skills and characteristics required of directors in the context of the current composition of our board of directors, and these recommendations are submitted to the board of directors for review and approval. In conducting this assessment, the Nominating Committee considers knowledge, skills, experience in business, finance, administration and relevant technical disciplines, social experience, gender and racial diversity and other attributes that the Committee determines will contribute to our success and achievement of its business and social goals. In addition, at least a majority of our directors must be independent, all members of the Audit Committee must be independent and also satisfy heightened independence and qualification criteria under the rules and regulations promulgated by the SEC and Nasdaq, and all members of the Compensation Committee and the Nominating Committee must be independent.

Director Independence

The board has determined that each of the directors, except Mr. Wiederhorn, is independent within the meaning of the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the director independence standards of NASDAQ, as currently in effect. Furthermore, the board has determined that each of the members of each of the committees of the board is “independent” under the applicable rules and regulations of the SEC and the director independence standards of NASDAQ, as currently in effect.

Code of Ethics

The board of directors has adopted a code of ethics designed, in part, to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure in reports and documents that we file with or submit to the SEC and in our other public communications, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations of the code to an appropriate person or persons, as identified in the code, and accountability for adherence to the code. The code of ethics applies to all of our directors, executive officers and employees. A copy of the code of ethics is available in on our website at https://ir.fatbrands.com/corporate-governance.

We intend to disclose any amendments to, or waivers of, our code of ethics as it applies to certain persons by filing them in a current report on Form 8-K.

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Communications with the Board

Correspondence from our stockholders to the board of directors or any individual directors or officers should be sent to our Secretary. Correspondence addressed to either the board of directors as a body, or to all of the directors in their entirety, will be sent to the chairman of the Nominating and Corporate Governance Committee. Our Secretary will regularly provide to the board of directors a summary of all such stockholder correspondence that the Secretary receives on behalf of the board of directors. The board of directors has approved this process for stockholders to send communications to the board of directors.

Audit Committee

The audit committee is responsible for, among other matters:

●	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
●	discussing with our independent registered public accounting firm their independence from management;
●	reviewing with our independent registered public accounting firm the scope and results of their audit;
●	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
●	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; and
●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Our audit committee is comprised of Mr. Junger, Ms. Kessel and Mr. Neuhauser, with Mr. Neuhauser serving as the chair. Our board of directors has affirmatively determined that each member of the audit committee meets the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 and NASDAQ standards. In addition, our board of directors has determined that each of Ms. Kessel and Mr. Neuhauser qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Audit Committee Report

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 30, 2018. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with Public Company Accounting Oversight Board standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes, including the effectiveness of the design and operation of our disclosure controls and procedures and our internal controls.

The Audit Committee has reviewed and discussed our audited financial statements with management. The Audit Committee is satisfied that the internal control system is adequate and that we employ appropriate accounting and reporting procedures.

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The Audit Committee has also discussed with our independent registered public accounting firm, Hutchinson and Bloodgood LLP, matters relating to that firm’s judgments about the quality, as well as the acceptability, of our accounting principles, as applied in its financial reporting as required by Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications, that includes, among other items, matters related to the conduct of the audit of our financial statements. In addition, the Audit Committee has discussed with Hutchinson and Bloodgood LLP its independence from management and us, as well as the matters in the written disclosures received from the independent registered public accounting firm as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to our board of directors that our audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 30, 2018 for filing with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE:

James Neuhauser
Silvia Kessel
Squire Junger

Compensation Committee

The compensation committee’s responsibilities include:

●	reviewing and approving the compensation of our directors, Chief Executive Officer and other executive officers; and
●	appointing and overseeing any compensation consultants.

Our compensation committee is comprised of Messrs. Holtzman, Neuhauser and Rensi, with Mr. Holtzman serving as the chair. During the fiscal year ended December 30, 2018, there were no employee directors on the Compensation Committee and no interlocks.

Compensation Committee Report

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Marc L. Holtzman

James Neuhauser

Edward Rensi

Compensation Discussion and Analysis

Overview of Compensation Program

The Compensation Committee administers our executive compensation programs and is responsible for establishing, implementing, and monitoring adherence to our compensation philosophy. Our executive compensation program is designed to attract, retain, and motivate high-caliber executives and to focus the interests of the executives on objectives that enhance stockholder value. These goals are attained by emphasizing “pay for performance” by having a portion of the executive’s compensation dependent upon business results and by providing our executives with equity interests in the Company. The principal elements of our executive compensation program include base salary, discretionary bonus and stock options.

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Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal year 2018, as well as the other individuals included in the Summary Compensation Table below, are referred to as the “named executive officers.”

Compensation Philosophy and Objectives

The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals. Further, the Compensation Committee seeks to align executives’ interests with those of the stockholders by rewarding performance at or above established goals, with the ultimate objective of improving stockholder value and positioning the Company for future growth. The Compensation Committee evaluates both performance and compensation levels to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of companies the Compensation Committee deems from time to time to be comparable in terms of size and goals. To align the goals of the Company’s executives with the Company’s objectives, the Compensation Committee believes executive compensation packages provided by the Company to its executives, including the named executive officers, should include both cash and stock-based compensation.

Neither the Company nor the Compensation Committee has retained a compensation consultant to review or advise on our policies and procedures with respect to executive compensation.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards	Option Awards (2)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Andrew A. Wiederhorn,	2018	$400,000	$-	$-	$19,962	$-	$-	$-	$419,962
Chief Executive Officer (3)	2017	$251,147	$-	$-	$3,621	$-	$-	$-	$254,768

Rebecca D. Hershinger,	2018	$105,769	$10,417	$-	$4,124	$-	$-	$-	$120,310
Chief Financial Officer (4)	2017	$-	-	$-	-	$-	$-	$-	$-

Ron Roe,	2018	$300,000	$-	$-	$19,962	$-	$-	$-	$319,962
Senior Vice President of Finance (3)(5)	2017	$161,462	$-	$-	$3,621	$-	$-	$-	$165,083

Donald J. Berchtold,	2018	$400,000	$-	$-	$19,962	$-	$-	$-	$419,962
EVP – Chief Concept Officer (3)	2017	$251,147	$-	$-	$3,621	$-	$-	$-	$254,768

Explanatory Notes:

(1) Reflects the dollar amount recognized for financial statement reporting purposes for salary paid or accrued on behalf of the named executives for the full fiscal years ended December 30, 2018 and December 31, 2017, including amounts relating to predecessor entities Fatburger North America, Inc. and Buffalo’s Franchise Concepts, Inc. prior to being contributed as subsidiaries of the Company.

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(2) Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 30, 2018 and December 31, 2017, in accordance with ASC 718 of awards pursuant to the Stock Option Plan. Assumptions used in the calculation of this amount for fiscal year ended December 30, 2018 are included in footnote 14 to the Company’s audited consolidated financial statements for the fiscal year ended December 30, 2018, included in Part IV of the 2018 Annual Report on Form 10-K. During 2018 and 2017, Mr. Wiederhorn, Mr. Roe, and Mr. Berchtold were granted options to purchase 15,000 shares of common stock (amounts do not reflect adjustment based on the February 2019 common stock dividend) each year with an aggregate grant date fair value of $8,329 and $35,550, respectively. During 2018, Ms. Hershinger was granted options to purchase 25,000 and 15,000 shares of common stock (amounts do not reflect adjustment based on the February 2019 common stock dividend) each with an aggregate grant date fair value of $15,363 and $8,329, respectively.

(3) Salaries in 2017 for Mr. Wiederhorn, Mr. Roe and Mr. Berchtold include amounts relating to predecessor entities Fatburger North America, Inc. and Buffalo’s Franchise Concepts, Inc. which were contributed to the Company by FCCG at the time of the initial public offering.

(4) Ms. Hershinger became our Chief Financial Officer effective August 16, 2018.

(5) Mr. Roe served as our Chief Financial Officer and a named executive until August 15, 2018. He currently serves as our Senior Vice President of Finance.

Executive Employment Agreements

There are no employment agreements between the Company and any of its employees.

OUTSTANDING EQUITY AWARDS AT FISCAL 2018 YEAR END

2017 Omnibus Equity Incentive Plan

Our Board of Directors has adopted and approved the 2017 Omnibus Equity Incentive Plan (the “Plan”). The Plan is a comprehensive incentive compensation plan under which we can grant equity-based and other incentive awards to officers, employees and directors of, and consultants and advisers to, FAT Brands and its subsidiaries. The purpose of the Plan is to help us attract, motivate and retain such persons and thereby enhance stockholder value. The Plan allows for management and the Board of Directors to award stock incentives to substantially all employees as a retention incentive and to ensure that employees’ compensation incentives are aligned with stock price appreciation. The Plan provides for a maximum of 1,000,000 shares available for grant (does not reflect adjustment based on the February 2019 common stock dividend).

Administration. The Plan is administered by the Compensation Committee of the Board of Directors (the “Plan Committee”).

Grant of Awards; Shares Available for Awards. The Plan provides for the grant of a variety of equity awards, including incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), unrestricted shares, restricted shares, restricted stock units, performance stock, performance units, stock appreciation rights (“SARs”), tandem stock appreciation rights, distribution equivalent rights, or any combination of the foregoing, to key management employees, non-employee directors, and non-employee consultants of FAT Brands (each a “participant”) (however, solely FAT Brands employees are eligible for incentive stock option awards). To the extent that an award (or portion of an award) lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its holder terminate, any shares subject to such award shall be deemed not to have been issued for purposes of determining the maximum aggregate shares which may be issued under the Plan and shall again be available for the grant of a new award. However, shares that have actually been issued under the Plan shall not be available for future issuance under the Plan, unless unvested shares are forfeited or repurchased by FAT Brands at the lower of their original purchase price or their fair market value at the time of repurchase.

Amendment and Termination. The Plan shall continue in effect, unless sooner terminated pursuant to its terms, until the tenth (10th) anniversary of the date on which it is adopted by the Board of Directors (except as to awards outstanding on that date). The Board of Directors may terminate the Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a holder with respect to any award theretofore granted without the consent of the holder. The Board of Directors shall have the right to alter or amend the Plan or any part thereof from time to time; provided, however, that without a majority of our stockholders, no amendment or modification of the Plan may (i) materially increase the benefits accruing to holders, (ii) except as otherwise expressly provided in the Plan, materially increase the number of shares subject to the Plan or the individual award agreements, (iii) materially modify the requirements for participation, or (iv) amend, modify or suspend certain re-pricing prohibitions or amendment and termination provisions as specified therein.

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The following table summarizes the outstanding equity award holdings of our named executive officers as of December 30, 2018.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price($) (1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)
Andrew A. Wiederhorn,	5,000	10,000	-	$12.00	10/19/2027	-	-	-	-
Chief Executive Officer	-	15,000	-	$5.39	12/10/2028	-	-	-	-
Rebecca D. Hershinger,	-	25,000	-	$8.00	7/30/2028	-	-	-	-
Chief Financial Officer	-	15,000	-	$5.39	12/10/2028	-	-	-	-
Ron Roe,	5,000	10,000	-	$12.00	10/19/2027	-	-	-	-
Senior Vice President of Finance	-	15,000		$5.39	12/10/2028	-	-	-	-
Donald J. Berchtold,	5,000	10,000	-	$12.00	10/19/2027	-	-	-	-
EVP – Chief Concept Officer	-	15,000		$5.39	12/10/2028	-	-	-	-

(1) Amounts do not reflect adjustment based on the February 2019 common stock dividend.

Option Exercises and Stock Vested

None of the named executives acquired shares of the Company’s stock through exercise of options during the year ended December 30, 2018.

Retirement Plans

We sponsor a 401(k) retirement plan that is available to all of our employees. Participants may make tax deferred contributions to the plan. We do not currently match any portion of employee contributions to the plan.

Employee Benefits and Perquisites

All of our full-time employees, including our named executive officers, are eligible to participate in various health and welfare plans maintained by FAT Brands Inc., including:

●	medical, dental and vision group insurance programs;
●	medical and dependent care flexible spending accounts; and
●	group life insurance programs.

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Our named executive officers participate in these plans on the same basis as other eligible employees. We do not maintain any supplemental health and welfare plans for our named executive officers. We believe the benefits described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our company.

DIRECTOR COMPENSATION

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the board of directors. In setting director compensation, the Company considers the significant amount of time that our directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the board of directors.

Effective October 20, 2017, we pay each non-employee director serving on our Board of Directors $40,000 in annual cash compensation, plus an annual equity award of 15,000 stock options or SAR’s, subject to adjustments for stock splits and dividends subject to the approval of the Board of Directors. To the extent that any non-employee director serves on one or more committees of our Board of Directors, we pay an additional $20,000 in cash compensation annually.

The terms of the equity awards described above are set forth in the 2017 Omnibus Equity Incentive Plan.

The non-employee director compensation policy (including the compensation described above) may be amended, modified or terminated by our Board of Directors at any time in its sole discretion.

The following table sets forth a summary of the compensation we paid or accrued to our non-employee directors during 2018 and 2017:

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Edward H. Rensi (2)	2018	$60,000	$—	$19,962	$—	$—	$—	$79,962
	2017	$45,000	$—	$3,621	$—	$—	$—	$48,621

Marc L. Holtzman (2)	2018	$60,000	$—	$19,962	$—	$—	$—	$79,962
	2017	$15,000	$—	$3,621	$—	$—	$—	$18,621

Squire Junger (2)	2018	$60,000	$—	$19,962	$—	$—	$—	$79,962
	2017	$15,000	$—	$3,621	$—	$—	$—	$18,621

Silvia Kessel (2)	2018	$60,000	$—	$19,962	$—	$—	$—	$79,962
	2017	$15,000	$—	$3,621	$—	$—	$—	$18,621

Jeff Lotman (2)	2018	$60,000	$—	$19,962	$—	$—	$—	$79,962
	2017	$15,000	$—	$3,621	$—	$—	$—	$18,621

James Neuhauser (2)	2018	$60,000	$—	$19,962	$—	$—	$—	$79,962
	2017	$45,000	$—	$3,621	$—	$—	$—	$48,621

Explanatory Notes:

(1)	Reflects the dollar amount of awards pursuant to the Plan recognized for financial statement reporting purposes for the fiscal years ended December 30, 2018 and December 31, 2017. Assumptions used in the calculation of this amount for fiscal year ended December 30, 2018 are included in footnote 14 to the Company’s audited consolidated financial statements, included in Part IV of the Company’s Annual Report on Form 10-K. During 2018 and 2017, each director was granted options to purchase 15,000 shares of common stock (amounts do not reflect adjustment based on the February 2019 common stock dividend) each year with an aggregate grant date fair value of $8,329 and $35,550, respectively.

(2)	Mr. Rensi has served on the Board of Directors of the Company since its formation and became the Chairman of the Board on October 20, 2017. Mr. Neuhauser has served on the Board of Directors of the Company since its formation. Messrs. Holtzman, Junger, and Lotman and Ms. Kessel have served on the Board of Directors since October 20, 2017.

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PROPOSAL NO. 2
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

A resolution will be presented at the annual meeting to ratify the appointment by our Audit Committee of Squar Milner LLP as our independent registered public accounting firm to examine our financial statements for the year ending December 29, 2019, and to perform other appropriate accounting services.

THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” THE RATIFITICAION OF THE SELECTION OF SQUAR MILNER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Audit Committee engaged Squar Milner LLP as our independent registered public accounting firm on June 6, 2019. Prior to their appointment, we had not consulted with Squar Milner LLP regarding the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on our consolidated financial statements.

Representatives of Squar Milner LLP are expected to attend the annual meeting, or be available by telephone conference, to respond to appropriate questions and will have the opportunity to make a statement, if desired.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee reviews the independence of our independent registered public accounting firm on an annual basis and has determined that Squar Milner LLP is independent. In addition, the Audit Committee pre-approves all work and fees that are performed by our independent registered public accounting firm.

The affirmative vote of the holders of common stock representing a majority of the votes cast at the annual meeting, in person or by proxy, is required to ratify the appointment of Squar Milner LLP. The board of directors recommends a vote “FOR” the ratification of its appointment of Squar Milner LLP as our independent registered public accounting firm. If not otherwise specified, validly executed proxies will be voted “FOR” this proposal.

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ADDITIONAL INFORMATION

Executive Officers

The names of our executive officers, their titles and their ages as of October 10, 2019 are as follows:

Name	Age	Position
Andrew A. Wiederhorn	53	President and Chief Executive Officer, Director
Rebecca D. Hershinger	45	Chief Financial Officer and Corporate Secretary
Donald J. Berchtold	74	Executive Vice President and Chief Concept Officer
Ron Roe	42	Senior Vice President of Finance

Andrew A. Wiederhorn, age 53, has served as a director and President and Chief Executive Officer of FAT Brands Inc. since its formation. Mr. Wiederhorn has served as the Chairman of the board of directors and Chief Executive Officer of Fatburger North America, Inc. since 2006 and Buffalo’s Franchise Concepts, Inc. since 2011. He also served as the Chairman of the board of directors and Chief Executive Officer of Fog Cutter Capital Group Inc. since its formation in 1997. Mr. Wiederhorn previously founded and served as the Chairman of the board of directors and Chief Executive Officer of Wilshire Financial Services Group Inc. and Wilshire Credit Corporation. Mr. Wiederhorn received his B.S. degree in Business Administration from the University of Southern California in 1987, with an emphasis in Finance and Entrepreneurship. He previously served on the board of directors of Fabricated Metals, Inc., The Boy Scouts of America Cascade Pacific Council, The Boys and Girls Aid Society of Oregon, University of Southern California Associates, Citizens Crime Commission of Oregon, and Economic Development Council for the City of Beverly Hills Chamber of Commerce. Mr. Wiederhorn was featured as the Fatburger CEO on the CBS television program “Undercover Boss” in 2013. Mr. Wiederhorn was selected to our Board of Directors because of his role in our founding and long career in hospitality, and because he possesses particular knowledge and experience in strategic planning and leadership of complex organizations and hospitality businesses.

Rebecca D. Hershinger, age 45 has served as our Chief Financial Officer and Corporate Secretary since August 16, 2018. Ms. Hershinger previously served as the Chief Financial Officer of Genius Brands International, Inc., a publicly traded global children’s media company that creates and licenses animated entertainment content, from April 2016 to April 2018. She also served as the Chief Financial Officer of Genius from October 2014 through June 2015 after consulting with the company beginning in March 2014. In 2012, she founded CFO Advisory Services Inc., an accounting and business advisory services firm, headquartered in Park City, UT. From 2008 through 2012, Ms. Hershinger was Chief Financial Officer and Vice President, Finance & Corporate Development for SpectrumDNA, Inc., a publicly traded, but currently inactive, social media marketing and application development company that had been located in Park City, UT. Ms. Hershinger was an independent financial consultant in San Francisco between 2007 and 2008. Ms. Hershinger was employed by Metro-Goldwyn-Mayer, Inc. in Los Angeles, California from 1999 to 2005, holding various positions ultimately rising to the level of Vice President, Finance & Corporate Development. Between 1995 and 1998, Ms. Hershinger worked as an analyst for JP Morgan Chase & Co. in Los Angeles and New York. Ms. Hershinger received her Bachelor of Science in Business Administration from Georgetown University, McDonough School of Business, in Washington, D.C. and a Master in Business Administration (MBA) from The Wharton School, University of Pennsylvania. She also completed studies at the International Finance & Comparative Business Policy Program at Oxford University, Oxford England.

Donald J. Berchtold, age 74, currently serves as our Executive Vice President and Chief Concept Officer. Prior to February 20, 2018, Mr. Berchtold served as the President and Chief Operating Officer of Fatburger North America. Mr. Berchtold has also served as the President and Chief Operating Officer of FCCG since 2006 and in various other positions at FCCG prior to 2006. From 1991 to 1999, Mr. Berchtold served as Senior Vice President of Wilshire Financial Services Group Inc. and its sister company Wilshire Credit Corporation. Prior to 1990, Mr. Berchtold was the owner-operator of his own business that included a dinner house, catering company and other food service concepts, and was active in the Restaurants of Oregon Association. Mr. Berchtold holds a BSC degree in Finance and Marketing from the University of Santa Clara.

Ron Roe, age 42, currently serves as our Senior Vice President of Finance. Prior to August 16, 2018, Mr. Roe served as our Chief Financial Officer since 2009 and served as our Vice President of Finance from 2007 to 2009. Prior to 2007, Mr. Roe was an acquisitions associate for FCCG. He began his career as an investment banking analyst with Piper Jaffray. Mr. Roe attended UC Berkeley, where he earned a Bachelor of Arts in Economics.

Family Relationships

Donald Berchtold is the former father-in-law of our Chief Executive Officer, Andrew Wiederhorn.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to us for the year ended December 30, 2018, our directors, officers, or beneficial owners of more than 10% of our common stock timely furnished reports on all Forms 3, 4 and 5, except that (i) FCCG filed four late Form 4s relating to six separate transactions; (ii) Marc L. Holtzman, Squire Junger, Silvia Kessel, Jeff Lotman, James Neuhauser, and Edward H. Rensi each filed three late Form 4s, each relating to one separate transaction; and (iii) Andrew A. Wiederhorn, Rebecca D. Hershinger, Donald J. Berchtold, and Ron Roe each filed one late Form 4, each relating to one separate transaction.

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PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of October 10, 2019:

●	each person known by us to beneficially own more than 5% of our Common Stock;
●	each of our directors;
●	each of our named executive officers; and
●	all of our executive officers and directors as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, or other rights, including the redemption right described above, held by such person that are currently exercisable or will become exercisable within 60 days of the effective date of the disclosure, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is c/o FAT Brands Inc., 9720 Wilshire Blvd., Suite 500, Beverly Hills, California 90212. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

As of October 10, 2019, there were 11,843,907 of our common shares issued and outstanding.

	Shares of Common Stock Beneficially Owned
Name of beneficial owner	Number		Percentage(3)
5% Stockholders
Fog Cutter Capital Group Inc.	9,698,436	(1)	81.8%
Named Executive Officers and Directors
Andrew A. Wiederhorn	23,212	(2)(3)	*
Rebecca D. Hershinger	8,510	(4)	*
Donald J. Berchtold	10,212	(5)(6)	*
Ron Roe	10,212	(5)(7)	*
Marc L. Holtzman	35,228	(8)	*
Squire Junger	61,964	(8)(9)	*
Silvia Kessel	33,754	(8)(10)	*
Jeff Lotman	44,631	(8)	*
James Neuhauser	72,122	(8)(10)	*
Edward Rensi	33,601	(8)(11)	*
All directors and executive officers as a group (ten persons)	333,446	(12)	2.8%

(1)	Includes warrants to purchase 19,148 shares of the Company’s common stock.
(2)	Includes vested options to purchase 10,212 shares of the Company’s common stock. Does not include unvested options to purchase an additional 20,424 shares of the Company’s common stock. Includes exercisable warrants to purchase 12,000 shares of the Company’s common stock.
(3)	Mr. Wiederhorn beneficially owns 30.4% of the outstanding common stock of FCCG, and disclaims beneficial ownership of the Company held by FCCG except to the extent of his pecuniary interest in FCCG.
(4)	Includes vested options to purchase 8,510 shares of the Company’s common stock. Does not include unvested options to purchase an additional 32,339 shares of the Company’s common stock.
(5)	Includes vested options to purchase 10,212 shares of the Company’s common stock. Does not include unvested options to purchase an additional 20,424 shares of the Company’s common stock.
(6)	Mr. Berchtold and his spouse beneficially own 119,135 shares of common stock of FCCG and disclaim beneficial ownership of the Company held by FCCG except to the extent of their pecuniary interest in FCCG.

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(7)	Mr. Roe beneficially owns 75,000 shares of common stock of FCCG and disclaims beneficial ownership of the Company held by FCCG except to the extent of his pecuniary interest in FCCG.
(8)	Includes vested options to purchase 10,212 shares of the Company’s common stock. Does not include unvested options to purchase an additional 35,742 shares of the Company’s common stock.
(9)	Includes exercisable warrants to purchase 3,000 shares of the Company’s common stock. Mr. Junger and his spouse beneficially own 26,000 shares of common stock of FCCG and disclaim beneficial ownership of the Company held by FCCG except to the extent of their pecuniary interest in FCCG.
(10)	Includes exercisable warrants to purchase 2,400 shares of the Company’s common stock.
(11)	Includes 410 shares owned by Mr. Rensi’s spouse to which Mr. Rensi disclaims beneficial ownership except to the extent of his pecuniary interest.
(12)	Includes vested options to purchase 100,418 shares of the Company’s common stock and exercisable warrants to purchase 19,800 shares of the Company’s common stock.

* Represents beneficial ownership of less than 1%.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Reportable Related Person Transactions

Other than the transactions described below, or in our Annual Report on Form 10-K between the Company and FCCG, since the beginning of the 2018 fiscal year, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

●	in which the amount involved exceeds $120,000; and
●	in which any director, executive officer, shareholder who beneficially owns 5% or more of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Note Exchange Agreement – On June 27, 2018, the Company entered into the Note Exchange Agreement, as amended, under which it agreed with FCCG to exchange $9,272,053 of the remaining balance of the Company’s outstanding Related Party Debt to FCCG for shares of capital stock of the Company in the following amounts:

●	$2,000,000 of the Related Party Debt balance was exchanged for 20,000 shares of Series A Fixed Rate Cumulative Preferred Stock of the Company at $100 per share and warrants to purchase 25,000 of the Company’s common stock with an exercise price of $8.00 per share (amounts do not reflect adjustment based on the February 2019 common stock dividend); and

●	A portion of the remaining Related Party Debt balance of $7,272,053 was exchanged for 989,395 shares of Common Stock of the Company, representing an exchange price of $7.35 per share, which was the closing trading price of the Common Stock on June 26, 2018 (amounts do not reflect adjustment based on the February 2019 common stock dividend).

Following the exchange, the remaining balance of the Related Party Debt was $950,000. As of September 30, 2018, the Related Party Debt had been repaid in entirety.

The transactions described above were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws.

Due From Affiliates – We have open accounts with affiliated entities under the common control of FCCG resulting in net amounts due to us of $20,275,000 as of June 30, 2019. Effective October 20, 2017, the advances began to earn interest at a rate of 10% per annum. These advances are expected to be recovered from credits for the use of FCCG’s tax net operating losses and from repayments by the affiliates from proceeds generated by their operations and investments.

These amounts include a preferred capital investment in Homestyle Dining LLC, a Delaware limited liability corporation (“HSD”) in the amount of $4 million made effective July 5, 2018 (the “Preferred Interest”). FCCG owns all of the common interests in HSD.

The holder of the Preferred Interest is entitled to a 15% priority return on the outstanding balance of the investment (the “Preferred Return”). Any available cash flows from HSD on a quarterly basis are to be distributed to pay the accrued Preferred Return and repay the Preferred Interest until fully retired.

On or before the five-year anniversary of the investment, the Preferred Interest is to be fully repaid, together with all previously accrued but unpaid Preferred Return. FCCG has unconditionally guaranteed repayment of the Preferred Interest in the event HSD fails to do so.

Participation in Public Offering - On October 3 and October 4, 2019, the Company completed the initial closing of its continuous public offering (the “Preferred Offering”) of up to $30,000,000 of units (the “Units”) at $25.00 per Unit, with each Unit comprised of one share of 8.25% Series B Cumulative Preferred Stock (“Series B Preferred Stock”) and 0.60 warrants (the “Warrants”) to purchase common stock at $8.50 per share, exercisable for five years. At the initial closing of the Preferred Offering, the Company completed the sale of 43,080 Units for gross proceeds of $1,077,000. The following reportable related persons participated in the initial closing of the Company’s Preferred Offering:

●	Andrew Wiederhorn, the Company’s Chief Executive Officer, acquired 20,000 Units for $500,000 comprised of 20,000 shares of Series B Preferred Stock and 12,000 Warrants to purchase 12,000 shares of the Company’s Common Stock at $8.50 per share, and

●	Squire Junger, a member of the Company’s Board of Directors, acquired 5,000 Units for $125,000 comprised of 5,000 shares of Series B Preferred Stock and 3,000 Warrants to purchase 3,000 shares of the Company’s Common Stock at $8.50 per share.

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OTHER BUSINESS

The board of directors is not aware of any other matters to come before the annual meeting. If any other matter should come before the annual meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgment.

THIS DEFINITIVE PROXY STATEMENT SHOULD BE READ IN CONJUNCTION WITH OUR ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR 2018, WHICH CONTAINS INFORMATION ON OPERATIONS AND OUR AUDITED FINANCIAL STATEMENTS. COPIES OF THESE REPORTS HAVE BEEN MAILED TO SHAREHOLDERS OF RECORD TOGETHER WITH THE PROXY STATEMENT. COPIES ARE ALSO AVAILABLE UPON WRITTEN REQUEST WITHOUT CHARGE FOR REQUESTORS WHO INCLUDE IN THEIR WRITTEN REQUEST A GOOD-FAITH REPRESENTATION THAT, AS OF OCTOBER 10, 2019 SUCH REQUESTOR WAS A BENEFICIAL OWNER OF OUR COMMON STOCK. PLEASE WRITE TO:

FAT BRANDS INC.
9720 Wilshire Blvd., Suite 500

Beverly Hills, CA 90212

ATTENTION: REBECCA D. HERSHINGER

Copies may also be obtained without charge through our website at http://ir.fatbrands.com/financial-information/annual-reports.

STOCKHOLDER PROPOSALS FOR 2020 ANNUAL MEETING

Under SEC Rule 14a-8, any stockholder desiring to submit a proposal for inclusion in our proxy materials for our 2020 annual meeting of stockholders must provide the Company with a written copy of that proposal by no later than 120 days before the first anniversary of the release of Company’s proxy materials for the 2019 annual meeting. However, if the date of our annual meeting in 2020 changes by more than 30 days from the date on which our 2019 annual meeting is held, then the deadline would be a reasonable time before we begin to print and mail our proxy materials for our 2020 annual meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are governed by the Securities Exchange Act of 1934, and the rules of the SEC thereunder and other laws and regulations to which interested stockholders should refer.  Our Corporate Secretary must receive timely stockholder proposals or nominations in writing at the principal executive offices of the Company located at FAT Brands Inc., 9720 Wilshire Blvd., Suite 500, Beverly Hills, CA 90212, Attention: Corporate Secretary.

By order of the Board of Directors

Andrew A. Wiederhorn
Chief Executive Officer

Beverly Hills, California
October 23, 2019

20

FAT BRANDS INC.

Annual Meeting of Stockholders

November 14, 2019

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
To Be Held on November 14, 2019

The Notice of the Meeting, Proxy Statement and our 2018 annual report on Form 10-K are available at
http://ir.fatbrands.com/financial-information/annual-reports.

FAT BRANDS INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of FAT Brands Inc., a Delaware corporation (the “Company”), revoking all prior proxies, hereby appoints Andrew A. Wiederhorn and Rebecca D. Hershinger, and each of them, with full power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote all shares of Common Stock (the “Common Stock”) of the Company, which the undersigned will be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Thursday, November 14, 2019 at 1:00 pm Pacific Standard Time at The Ravel Board Room located in the meeting room space on the casino level of the Encore at Wynn Las Vegas, 3121 Las Vegas Blvd., Las Vegas, Nevada, 89109, and at any adjournment or postponement thereof. Each share of Common Stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR ALL DIRECTOR NOMINEES, FOR PROPOSAL 2, AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID PROXY(S) MAY DEEM ADVISABLE.

Please check here if you plan to attend the Annual Meeting of Stockholders on November 14, 2019 at 1:00 pm Pacific Standard Time [  ]

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy
and log-on using the below control number.
Voting will be open until 11:59 pm (ET) on
November 13, 2019.
CONTROL #

VOTE BY EMAIL

Mark, sign and date your consent and
email it to Vote@vstocktransfer.com.

VOTE BY MAIL

Mark, sign and date your consent and
return it in the envelope we have provided to
18 Lafayette Place, Woodmere, NY 11598.

VOTE BY FAX

Mark, sign and date your consent and
fax it to 646-536-3179.

VOTE IN PERSON

If you would like to vote in person, please
attend the Annual Meeting to be held on
November 14, 2019 at 1:00 pm Pacific Standard Time.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders - FAT Brands Inc.

DETACH CARD HERE TO VOTE BY MAIL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES AND “FOR” PROPOSAL 2.

(1) Election of Directors:

[ ]	FOR ALL NOMINEES LISTED BELOW	[ ]	WITHHOLD ATHORITY TO VOTE FOR
	(except as marked to the contrary below)		ALL NOMINEES LISTED BELOW

INSTRUCTION:TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW:

01 Marc L. Holtzman	02 Squire Junger

(2) Proposal to ratify the appointment by the audit committee of Squar Milner LLP as independent registered public accounting firm for the fiscal year ending December 29, 2019.

[ ] VOTE FOR	[ ] VOTE AGAINST	[ ] ABSTAIN

Date	Signature	Signature, if held jointly

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